RockTenn

Bank of America
2013 US Basic Materials
Conference

December 11, 2013



RockTenn
Coated White Top Liner

Cautionary Statement Regarding Forward-Looking Information

Statements in this presentation that do not relate strictly to historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that give guidance for future periods, including, but not limited to the slides entitled “Increasing Shareholder Value”. Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and use words in this presentation such as will, estimate, expect, trending, or refer to future time periods. You should not place undue reliance on any forward-looking statements as such statements involve risks, uncertainties, assumptions and other factors that could cause actual results to differ materially, including the following: our belief that the Corrugated industry fundamentals are improving, our ability to achieve benefits from the Smurfit-Stone Acquisition, including, without limitation, synergies, performance improvements and successful implementation of capital projects; expected price realization; expected levels of depreciation and amortization, corporate expenses, interest expense, income tax rates, federal NOLs, Black Liquor and AMT tax credits, pension expense and contributions, capital expenditures, commodity costs, maintenance outages, containerboard inventory builds; the level of demand for our products; economic downtime; our ability to successfully identify and make performance improvements; anticipated returns on our capital investments; possible increases in energy, raw materials, shipping and capital equipment costs; any reduction in the supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; adverse changes in general market and industry conditions and other risks, uncertainties and factors discussed in Item 1A "Risk Factors" and under the caption "Business — Forward-Looking Information" in our 2013 Annual Report on Form 10-K and by similar disclosures in any of our subsequent SEC filings. The information contained herein speaks as of the date hereof and we do not have or undertake any obligation to update such information as future events unfold.

Disclaimer and Use of Non-GAAP Financial Measures and Reconciliations

We may from time to time be in possession of certain information regarding RockTenn that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell RockTenn securities. This presentation also may not include all of the information regarding RockTenn that you may need to make an investment decision regarding RockTenn securities. Any such investment decision should be made on the basis of the total mix of information regarding RockTenn that is publicly available as of the date of such decision.

We have included financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The non-GAAP financial measures presented are not intended to be a substitute for GAAP financial measures, and any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP and the reconciliations of non-GAAP financial measures to GAAP financial measures included in the Appendix to this presentation.

Who We Are – RockTenn

Overview	♦ One of North America's leading integrated manufacturers of corrugated and consumer packaging
Net Sales	♦ $9.5 billion (FY2013)
Employees	♦ ~26,000
Production	♦ 9.3 million tons of mill capacity ♦ 100 billion square feet of converting production ♦ Approximately 60% integrated
Locations	♦ Approximately 200 operating facilities, primarily in North America

FY2013
Net Sales: $9.5 billion



Merchandising Displays 7%
Recycling 5%
Consumer Packaging 20%
Corrugated Packaging 68%

Note: Reflects expected restatements

FY2013
Segment Income: $989 million



Merchandising Displays 7%
Recycling 1%
Consumer Packaging 23%
Corrugated Packaging 69%

Note: Reflects expected restatements







Puffs



PLANTERS

RockTenn Operating Facilities


★ RockTenn Home Office
CORRUGATED PKG
Container
Fulfillment
Sheet Feeder
Sheet Plant
Preprint/Prepress
Mill
APS
CONSUMER PKG & RECYCLING
Folding Carton
Coated Paperboard
RTS
Uncoated Mills
Merchandising Displays
Recycling
Chile
Argentina
China

Note: RockTenn has additional sales/design and engineering offices throughout the U.S.

RockTenn's Core Business Principles

RockTenn will be the most respected company in our business by:

- Providing superior paperboard, packaging and marketing solutions for consumer products companies at very low costs
- Investing for competitive advantage
- Maximizing the efficiency of our manufacturing processes by optimizing economies of scale
- Systematically improving processes and reducing costs throughout the company
- Seeking acquisitions that can dramatically improve the business

Focus on Execution and Outstanding Results

- Disciplined commercial execution
  - Successful implementation of two containerboard price increases
  - Managed our supply to our end customer demand
- Achieved $550 million synergy and performance improvement target
- Invested to significantly improve quality and reliability of mill asset base
- Rationalization of box plant footprint
- Improvement in operational execution
- Upgraded talent level and strengthened culture

Strong improvement in earnings, cash flow and de-leveraging of the balance sheet

Strongly Improved Financial Results

Adjusted Earnings Per Share [1]



$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$4.48
$7.30
63%
FY2012
FY2013

LTM Credit Agreement EBITDA [1]



$ in millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$1,178.9
$1,483.3
26%
FY2012
FY2013

Free Cash Flow Per Share [2]



$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$7.18
$11.16
55%
FY2012
FY2013

Leverage Ratio [1]



3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
2.96x
1.95x
34%
FY2012
FY2013

(1) On a GAAP basis, EPS was $3.45 in FY2012 and $9.95 in FY2013. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix

(2) Free Cash Flow per share of $7.18 and $11.16 in FY 2012 and FY2013, respectively is calculated as Cash Generated for Net Debt Repayment, Dividends, Acquisitions/Investments and Pension Funding in Excess of Expense of $517.7 and $815.6 million, respectively divided by average diluted shares outstanding of 72.1 million and 73.1 million shares, respectively. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix

Strategy Translating to Results- Corrugated Packaging Segment EBITDA Margins (1)



FY13 Segment EBITDA Margins up 390 bps over FY12
60K tons of lowered production
Segment EBITDA %
21.0%
20.0%
19.0%
18.0%
17.0%
16.0%
15.0%
14.0%
13.0%
12.0%
11.0%
13.7%
15.4%
13.4%
17.3%
20.0%
12.7%
13.1%
13.5%
15.0%
16.6%
4Q FY2012
1Q FY2013
2Q FY2013
3Q FY2013
4Q FY2013
Quarterly Segment EBITDA
LTM Segment EBITDA

(1) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix

High Returning Capital Projects

Demopolis, AL SBS Mill	Florence, SC Containerboard Mill	Richmond, VA Box Plant
		RockTenn
		

Increasing Shareholder Value

- Disciplined approach to business
  - Commercial excellence that focuses on maximizing long-term success
  - Improved operational execution
  - Capital investment for strong returns
- Broad portfolio of assets and businesses that operate in stable end markets
  - Operate in multiple paper packaging businesses primarily in North America
- Strong cash flow generation and healthy balance sheet
  - Leverage less than 2.0x
  - FY2014 free cash flow estimated in the range of $12.50 to $13.50 per share
- Acquisitions that improve our business
  - Demonstrated capability of identifying, executing on and integrating acquisitions that exceed financial targets
- Maintain a disciplined capital allocation strategy
  - Have repurchased 560K shares under 5 million share repurchase authorization
  - Consistent increases in dividend payout

Appendix

Use of Non-GAAP Financial Measures and Reconciliations

Below, we define the non-GAAP financial measures, provide a reconciliation of each non-GAAP financial measure to the most directly comparable financial measure calculated in accordance with GAAP, and discuss the reasons that we believe this information is useful to management and may be useful to investors. These measures may differ from similarly captioned measures of other companies in our industry.

Non-GAAP Measures

Our definitions of Credit Agreement EBITDA and Segment EBITDA may differ from other similarly titled measures at other companies. Credit Agreement EBITDA (as defined) and Segment EBITDA (as defined) are not defined in accordance with GAAP and should not be viewed as alternatives to GAAP measures of operating results or liquidity. RockTenn management believes that net income is the most directly comparable GAAP measure to Credit Agreement EBITDA (as defined) and Segment Income is the most directly comparable GAAP measure to Segment EBITDA (as defined).

Non-GAAP Measures: Segment EBITDA and Segment EBITDA Margins

Our management uses the non-GAAP measures "Segment EBITDA" and "Segment EBITDA Margins", along with other factors, to evaluate our segment performance against our peers. Management believes that investors also use these measures to evaluate our performance relative to our peers. Segment EBITDA and Segment EBITDA Margins are reconciled to the most directly comparable GAAP measures, "Segment income" and "Segment sales".

Non-GAAP Measures: Net Debt

We have defined the non-GAAP measure "Net Debt" to include the aggregate debt obligations reflected in our balance sheet, less the hedge adjustments resulting from terminated and existing fair value interest rate derivatives or swaps, if any, the balance of our cash and cash equivalents, certain restricted cash (which includes the balance sheet line items restricted cash and restricted cash and marketable debt securities) and certain other investments that we consider to be readily available to satisfy such debt obligations.

Our management uses Net Debt, along with other factors, to evaluate our financial condition. We believe that Net Debt is an appropriate supplemental measure of financial condition and may be useful to investors because it provides a more complete understanding of our financial condition before the impact of our decisions regarding the appropriate use of cash and liquid investments.

Non-GAAP Measures: Cash Generated for Net Debt Repayment, Dividends, Acquisitions/Investments and Pension in Excess of Expense

We also have defined the non-GAAP financial measure Cash Generated for Net Debt Repayment, Dividends, Acquisitions/Investments and Pension in Excess of Expense to be the sum of the repayments of the non-GAAP measure Net Debt and the following cash flow statement line items: Cash dividends paid to shareholders, Cash paid for the purchase of business, net of cash acquired plus Investment in unconsolidated entity and Pension and other postretirement funding (more) less than expense.

Our management uses Cash Generated for Net Debt Repayment, Dividends, Acquisitions/Investments and Pension in Excess of Expense, along with other factors, to evaluate our performance. We believe that this measure is an appropriate supplemental measure of financial performance and may be useful to investors because it provides a measure of cash generated for the benefit of shareholders. It is not intended to be a substitute for GAAP financial measures and should not be used as such.

Non-GAAP Measures: Credit Agreement EBITDA and Total Funded Debt (as defined)

"Credit Agreement EBITDA" is calculated in accordance with the definition of "EBITDA" contained in the Company's Credit Agreement. Credit Agreement EBITDA is generally defined as Consolidated Net Income plus: consolidated interest expense; consolidated tax expenses; depreciation and amortization expenses; charges and expenses for financing fees and expenses and write-offs of deferred financing fees and expenses, remaining portions of OID on prepayment of indebtedness, premiums due in respect of prepayment of indebtedness, and commitment fees in respect of financing commitments; various charges and expenses related to, or incurred in connection with, the Smurfit-Stone acquisition; costs and expenses relating to the integration of Smurfit-Stone and the achievement of synergies relating to the Smurfit-Stone acquisition; certain run-rate synergies expected to be achieved due to the Smurfit-Stone acquisition; all non-cash charges; all cash charges and expenses for plant and other facility closures and other cash restructuring charges; labor disruption charges; officer payments associated with any permitted acquisitions; "black liquor" expenses; cash charges and expenses incurred in respect of the Chapter 11 bankruptcy proceeding and plan of reorganization of Smurfit-Stone; and all non-recurring cash expenses taken in respect of any multi-employer and defined benefit pension plan obligations that are related to plant and other facilities closures. For additional information on the calculation see our Credit Agreement, dated as of September 27, 2012, filed as Exhibit 10.1 to our Form 8-K, dated September 27, 2012.

"Total Funded Debt" is calculated in accordance with the definition of "Total Funded Debt" contained in the Company's Credit Agreement. Total Funded Debt is generally defined as aggregate debt obligations reflected in our balance sheet, less the hedge adjustments resulting from terminated and existing fair value interest rate derivatives or swaps, if any, plus additional outstanding letters of credit not already reflected in debt, plus debt guarantees.

Non-GAAP Measures: Credit Agreement EBITDA and Total Funded Debt

Our management uses Credit Agreement EBITDA and Total Funded Debt to evaluate compliance with RockTenn's debt covenants and borrowing capacity available under its Credit Agreement. Management also uses Credit Agreement EBITDA as a measure of our Company's core operating performance. Management believes that investors also use these measures to evaluate the Company's compliance with its debt covenants and available borrowing capacity. Management also believes that investors use Credit Agreement EBITDA as a measure of our Company's core operating performance. Borrowing capacity is dependent upon, in addition to other measures, the "Total Funded Debt/EBITDA ratio" or the "Leverage Ratio," which is defined as Total Funded Debt divided by Credit Agreement EBITDA.

Net Debt Reconciliation

($ in millions)

	September 30, 2013	September 30, 2012	September 30, 2011
Current Portion of Debt	$ 2.9	$ 261.3	$ 143.3
Long-Term Debt Due After One Year	2,841.9	3,151.2	3,302.5
Total Debt	2,844.8	3,412.5	3,445.8
Less: Hedge Adjustments Resulting From Fair Value Interest Rate Derivatives or Swaps	-	(0.1)	(0.4)
	2,844.8	3,412.4	3,445.4
Less: Cash and Cash Equivalents	(36.4)	(37.2)	(41.7)
Net Debt	$ 2,808.4	$ 3,375.2	$ 3,403.7

Free Cash Flow [1]

($ in millions)

	FY 2012	FY2013
Net debt repayment [2]	$ 28.5	$ 566.8
Cash dividends paid to shareholders	56.5	75.3
Pension and postretirement funding more than expense	305.4	167.1
Cash paid for the purchase of business, net of cash acquired plus Investment in unconsolidated entity	127.3	6.4
	$ 517.7	$ 815.6

(1) Cash Generated for Net Debt Repayment, Dividends, Acquisitions/Investments and Pension Funding in Excess of Expense
(2) The difference between Net Debt as reconciled in the Appendix for the appropriate periods

Adjusted EPS Reconciliation

($ in millions, except per share data)

		FY2012		FY2013
Net income attributable to Rock-Tenn Company Shareholders	**$**	**249.1**	**$**	**727.3**
Alternative fuel mixture credit tax reserve adjustment		-		(252.9)
Restructuring and other costs (1)		57.8		59.1
Loss on extinguishment of debt		16.3		0.2
Acquisition Inventory Step Up		0.5		-
Adjusted net income	**$**	**323.7**	**$**	**533.7**

		FY2012		FY2013
Earnings per diluted share	**$**	**3.45**	**$**	**9.95**
Alternative fuel mixture credit tax reserve adjustment		-		(3.46)
Restructuring and other costs (1)		0.80		0.81
Loss on extinguishment of debt		0.23		-
Acquisition inventory step-up		-		-
Adjusted earnings per diluted share	**$**	**4.48**	**$**	**7.30**

(1) Restructuring and other costs and operating losses and transition costs due to plant closures

Credit Agreement EBITDA and Leverage Ratio

($ in millions, except ratio)	FY 2012	FY2013
Consolidated Net Income	$ 252.2	$ 732.5
Interest Expense, net	108.0	96.4
Income Taxes	136.9	(21.8)
Depreciation and Amortization	534.3	552.2
Additional Permitted Charges (1)	147.5	124.0
Credit Agreement EBITDA	**$ 1,178.9**	**$ 1,483.3**
Current Portion of Debt	261.3	2.9
Long-Term Debt due after one year	3,151.2	2,841.9
Total Debt	$ 3,412.5	$ 2,844.8
Less: Hedge Adjustments Resulting From Terminated Fair Value Interest Rate Derivatives or Swaps	(0.1)	-
Total Debt Less Hedge Adjustments	$ 3,412.4	$ 2,844.8
Plus: Letters of Credit, Guarantees and Other Adjustments	73.2	55.0
Total Funded Debt	**$ 3,485.6**	**$ 2,899.8**
Leverage Ratio	**2.96x**	**1.95x**

(1) As specified in our Credit Agreement dated September 27, 2012. Excludes the impact of the 2Q FY2013 reversal of previously established tax reserves of $254 million relating to alternative fuel mixture tax credits (AFMC) acquired in the Smurfit-Stone acquisition

Segment EBITDA and Income Margins

4Q FY2012

($ in millions, except percentages)

	Corrugated Packaging		Consumer Packaging		Recycling		Corporate / Other		Consolidated
Segment Net Sales	$	1,597.3	$	660.6	$	264.4	$	(168.5)	$ 2,353.8
Segment Income [(1)]		112.8		98.8		(2.8)			208.8
Depreciation & Amortization		106.4		24.1		3.5		3.6	137.6
EBITDA	$	219.2	$	122.9	$	0.7			
Segment EBITDA Margins		13.7%		18.6%		0.3%			

(1) Corrugated Packaging Segment Income excludes $0.2 million of inventory step-up expense

Note: Segment information on this page is based on information contained in our 2013 Annual Report on Form 10-K.

Segment EBITDA and Income Margins

1Q FY2013

($ in millions, except percentages)

	Corrugated Packaging		Consumer Packaging		Recycling		Corporate / Other		Consolidated
Segment Net Sales	$	1,589.9	$	611.3	$	251.8	$	(165.9)	$ 2,287.1
Segment Income		137.8		66.5		4.3			208.6
Depreciation & Amortization		107.3		24.4		3.2		3.2	138.1
EBITDA	$	245.1	$	90.9	$	7.5			
Segment EBITDA Margins		15.4%		14.9%		3.0%			

Note: Segment information on this page is based on information contained in our 2013 Annual Report on Form 10-K.

Segment EBITDA and Income Margins

2Q FY2013

($ in millions, except percentages)

	Corrugated Packaging		Consumer Packaging		Recycling		Corporate / Other		Consolidated	
Segment Net Sales	$	1,608.4	$	626.5	$	271.0	$	(181.0)	$	2,324.9
Segment Income		107.7		63.1		3.5				174.3
Depreciation & Amortization		107.9		24.8		3.3		3.2		139.2
EBITDA	$	215.6	$	87.9	$	6.8				
Segment EBITDA Margins		13.4%		14.0%		2.5%				

Note: Segment information on this page is based on information contained in our 2013 Annual Report on Form 10-K.

Segment EBITDA and Income Margins

3Q FY2013

($ in millions, except percentages)

	Corrugated Packaging	Consumer Packaging	Recycling	Corporate / Other	Consolidated
Segment Net Sales	$ 1,719.5	$ 644.8	$ 274.6	$ (190.6)	$ 2,448.3
Segment Income	196.4	76.0	2.0		274.4
Depreciation & Amortization	101.0	25.0	3.2	3.2	132.4
EBITDA	$ 297.4	$ 101.0	$ 5.2		
Segment EBITDA Margins	17.3%	15.7%	1.9%		

Note: Segment information on this page is based on information contained in our 2013 Annual Report on Form 10-K.

Segment EBITDA and Income Margins

4Q FY2013

($ in millions, except percentages)

	Corrugated Packaging	Consumer Packaging	Recycling	Corporate / Other	Consolidated
Segment Net Sales	$ 1,744.3	$ 671.5	$ 276.0	$ (206.7)	$ 2,485.1
Segment Income	238.0	89.0	4.6		331.6
Depreciation & Amortization	110.9	25.0	3.0	3.6	142.5
EBITDA	$ 348.9	$ 114.0	$ 7.6		
Segment EBITDA Margins	20.0%	17.0%	2.8%		

Note: Segment information on this page is based on information contained in our 2013 Annual Report on Form 10-K.

Segment EBITDA and Income Margins

FY2012

($ in millions, except percentages)

	Corrugated Packaging	Consumer Packaging	Recycling	Corporate / Other	Consolidated
Segment Sales	$ 6,171.2	$ 2,557.5	$ 1,228.8	$ (749.9)	$ 9,207.6
Segment income [(1)]	$ 364.8	$ 347.2	$ 7.1		$ 719.1
Depreciation & Amortization	411.0	96.4	13.4	13.5	534.3
Plus: Matane Mill EBITDA [(2)]	6.5	-	-		6.5
Segment EBITDA	$ 782.3	$ 443.6	$ 20.5		
Segment EBITDA Margins	12.7%	17.3%	1.7%		

(1) Corrugated Packaging Segment Income excludes $0.8 million of inventory step-up expense
(2) For second quarter fiscal 2012 post closure losses
Note: Segment information on this page is based on information contained in our 2013 Annual Report on Form 10-K.

Segment EBITDA and Income Margins

LTM 1Q FY2013

($ in millions, except percentages)

	Corrugated Packaging	Consumer Packaging	Recycling	Corporate / Other	Consolidated
Segment Sales	$ 6,238.3	$ 2,548.4	$ 1,151.2	$ (710.9)	$ 9,227.0
Segment Income [(1)]	$ 392.9	$ 333.4	$ 7.9		$ 734.2
Depreciation & Amortization	416.0	96.8	13.5	13.4	539.7
Plus: Matane Mill EBITDA [(2)]	6.5	-	-		6.5
Segment EBITDA	$ 815.4	$ 430.2	$ 21.4		
Segment EBITDA Margins	13.1%	16.9%	1.9%		

(1) Corrugated Packaging Segment Income excludes $0.4 million of inventory step-up expense
(2) For second quarter fiscal 2012 post closure losses
Note: Segment information on this page is based on information contained in our 2013 Annual Report on Form 10-K.

Segment EBITDA and Income Margins

LTM 2Q FY2013

($ in millions, except percentages)

	Corrugated Packaging	Consumer Packaging	Recycling	Corporate / Other	Consolidated
Segment Sales	$ 6,340.8	$ 2,527.3	$ 1,126.1	$ (725.2)	$ 9,269.0
Segment Income [(1)]	$ 431.9	$ 312.1	$ 7.2		$ 751.2
Depreciation & Amortization	422.0	97.3	13.5	13.5	546.3
Segment EBITDA	$ 853.9	$ 409.4	$ 20.7		
Segment EBITDA Margins	13.5%	16.2%	1.8%		

(1) Corrugated Packaging Segment Income excludes $0.4 million of inventory step-up expense

Note: Segment information on this page is based on information contained in our 2013 Annual Report on Form 10-K.

Segment EBITDA and Income Margins

LTM 3Q FY2013

($ in millions, except percentages)

	Corrugated Packaging	Consumer Packaging	Recycling	Corporate / Other	Consolidated
Segment Sales	$ 6,515.1	$ 2,543.2	$ 1,061.8	$ (706.0)	$ 9,414.1
Segment Income [1]	$ 554.7	$ 304.4	$ 7.0		$ 866.1
Depreciation & Amortization	422.6	98.3	13.2	13.2	547.3
Segment EBITDA	$ 977.3	$ 402.7	$ 20.2		
Segment EBITDA Margins	15.0%	15.8%	1.9%		

(1) Corrugated Packaging Segment Income excludes $0.2 million of inventory step-up expense
Note: Segment information on this page is based on information contained in our 2013 Annual Report on Form 10-K.

Segment EBITDA and Income Margins

FY2013

($ in millions, except percentages)

	Corrugated Packaging	Consumer Packaging	Recycling	Corporate / Other	Consolidated
Segment Sales	$ 6,662.1	$ 2,554.1	$ 1,073.4	$ (744.2)	$ 9,545.4
Segment Income	$ 679.9	$ 294.6	$ 14.4		$ 988.9
Depreciation & Amortization	427.1	99.2	12.7	13.2	552.2
Segment EBITDA	$ 1,107.0	$ 393.8	$ 27.1		
Segment EBITDA Margins	16.6%	15.4%	2.5%		

Note: Segment information on this page is based on information contained in our 2013 Annual Report on Form 10-K.